Exhibit 24
RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ TRACY A. ATKINSON
Tracy A. Atkinson

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ BERNARD A. HARRIS, JR.
Bernard A. Harris, Jr.

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ MARSHALL O. LARSEN
Marshall O. Larsen

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ GEORGE R. OLIVER
George R. Oliver

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ ROBERT K. ORTBERG
Robert K. Ortberg

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ MARGARET L. O'SULLIVAN
Margaret L. O'Sullivan

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ DINESH C. PALIWAL
Dinesh C. Paliwal

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ ELLEN M. PAWLIKOWSKI
Ellen M. Pawlikowski

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ DENISE L. RAMOS
Denise L. Ramos

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ FREDRIC G. REYNOLDS
Fredric G. Reynolds

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ BRIAN C. ROGERS
Brian C. Rogers

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ JAMES A. WINNEFELD, JR.
James A. Winnefeld, Jr.

RAYTHEON TECHNOLOGIES CORPORATION
Power of Attorney

The undersigned, as a member of the Board of Directors, or as an officer of RAYTHEON TECHNOLOGIES CORPORATION, a Delaware corporation (the “Corporation”), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints GREGORY J. HAYES, NEIL G. MITCHILL, JR. and RAMSARAN MAHARAJH, JR., or any one of them, his or her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the filing of the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2021, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to such Form 10-K Annual Report filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Report, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K Annual Report or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed this 11th day of February, 2022.

/s/ ROBERT O. WORK
Robert O. Work